Exhibit 32.1

CERTIFICATION PURSUANT TO

RULE 13a-14(b) OF THE SECURITIES EXCHANGE ACT OF 1934

AND 18 U.S.C. SECTION 1350

In connection with the Quarterly Report of Adeia Inc. (formerly known as Xperi Holding Corporation), a Delaware corporation (the “Company”), on Form 10-Q for the period ended September 30, 2022 as filed with the Securities and Exchange Commission (the “Report”), I, Paul E. Davis, Chief Executive Officer and President, certify, pursuant to Rule 13a-14(b) of the Securities Exchange Act of 1934 and 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Paul E. Davis
Paul E. Davis
Chief Executive Officer and President
November 9, 2022

CERTIFICATION PURSUANT TO

RULE 13a-14(b) OF THE SECURITIES EXCHANGE ACT OF 1934

AND 18 U.S.C. SECTION 1350

In connection with the Quarterly Report of Adeia Inc. (formerly known as Xperi Holding Corporation), a Delaware corporation (the “Company”), on Form 10-Q for the period ended September 30, 2022 as filed with the Securities and Exchange Commission (the “Report”), I, Keith A. Jones, Chief Financial Officer of the Company, certify, pursuant to Rule 13a-14(b) of the Securities Exchange Act of 1934 and 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Keith A. Jones
Keith A. Jones
Chief Financial Officer
November 9, 2022

A signed original of this written statement required by Rule 13a-14(b) of the Securities Exchange Act of 1934 and 18 U.S.C. Section 1350 has been provided to the Registrant and will be retained by the Registrant and furnished to the Securities and Exchange Commission or its staff upon request.